SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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The Calvert Fund

Calvert Impact Fund, Inc.

Calvert Management Series

Calvert Responsible Index Series, Inc.

Calvert Social Investment Fund

Calvert World Values Fund, Inc.

Calvert Variable Series, Inc.

Calvert Variable Products, Inc.

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Investor Contact: (800) 368-2745

FOR IMMEDIATE RELEASE

Joint Special Meeting of Shareholders of Calvert Funds

On February 19, 2021 Will Be A Virtual Meeting

WASHINGTON, D.C., February 8, 2021— The following notice relates to the Joint Special Meeting of Shareholders of the following funds (each a “Fund” and collectively, the “Funds”):

The Calvert Fund	Calvert Social Investment Fund
Calvert High Yield Bond Fund	Calvert Balanced Fund
Calvert Income Fund	Calvert Bond Fund
Calvert Core Bond Fund	Calvert Conservative Allocation Fund
Calvert Short Duration Income Fund	Calvert Equity Fund
Calvert Ultra-Short Duration Income Fund	Calvert Growth Allocation Fund
Calvert Moderate Allocation Fund
Calvert Impact Fund, Inc.
Calvert Global Energy Solutions Fund	Calvert World Values Fund, Inc.
Calvert Global Water Fund	Calvert Emerging Markets Advancement Fund
Calvert Green Bond Fund	Calvert Emerging Markets Equity Fund
Calvert Small-Cap Fund	Calvert International Equity Fund
Calvert International Opportunities Fund
Calvert Management Series	Calvert Mid-Cap Fund
Calvert Flexible Bond Fund
Calvert Floating-Rate Advantage Fund	Calvert Variable Series, Inc.
Calvert Responsible Municipal Income Fund	Calvert VP SRI Balanced Portfolio
Calvert VP SRI Mid Cap Portfolio
Calvert Responsible Index Series, Inc.
Calvert International Responsible Index Fund	Calvert Variable Products, Inc.
Calvert US Large-Cap Growth Responsible Index Fund	Calvert VP EAFE International Index Portfolio
Calvert US Large-Cap Core Responsible Index Fund	Calvert VP Investment Grade Bond Index Portfolio
Calvert US Large-Cap Value Responsible Index Fund	Calvert VP Nasdaq 100 Index Portfolio
Calvert US Mid-Cap Core Responsible Index Fund	Calvert VP Russell 2000 Small Cap Index Portfolio
Calvert VP S&P 500 Index Portfolio
Calvert VP S&P MidCap 400 Index Portfolio
Calvert VP Volatility Managed Growth Portfolio
Calvert VP Volatility Managed Moderate Portfolio
Calvert VP Volatility Managed Moderate Growth Portfolio

(each, a “Fund and collectively, the “Funds”)

Notice That Joint Special Meeting Of Shareholders

Will Be A Virtual Meeting

Due to the public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, NOTICE IS HEREBY GIVEN that the Joint Special Meeting of Shareholders of the Funds to be held on Friday, February 19, 2021 at 11:30 a.m. Eastern Time (the “Meeting”) will be a virtual meeting via a web-based portal. Shareholders will not be able to attend the Meeting in person.

If you were a record holder of Fund shares as of December 22, 2020 (i.e., you held Fund shares in your own name directly with the Fund), you can participate in and vote at the Meeting by emailing your full name and address to Computershare Fund Services (“Computershare”) at shareholdermeetings@computershare.com. You will then be provided with credentials to participate in the Meeting. You will also be able to vote during the Meeting by entering the control number found on the proxy card or notice you previously received. Requests to participate in and vote at in the Meeting must be received by Computershare no later than 5 p.m. Eastern Time on February 16, 2021.

If you held Fund shares through an intermediary (such as a broker-dealer) as of December 22, 2020, and wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held, and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to Computershare at shareholdermeetings@computershare.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares at the Meeting. If you would simply like to participate in but NOT vote at the Meeting, please send an email to Computershare at shareholdermeetings@computershare.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the Meeting. All requests to participate in the Meeting must be received by Computershare no later than 5 p.m. Eastern Time on February 16, 2021.

If you are the owner of a variable annuity or life insurance contract invested in a Fund as of December 22, 2020, you may attend the Meeting as a guest. Log onto www.meetingcenter.io/212552261 on the date and time of the Meeting, select the “I am a Guest” option and follow the onscreen prompts.

The Funds and the Funds’ Boards of Trustees or Board of Directors, as applicable, (the “Boards”) are closely monitoring the evolving COVID-19 situation and if circumstances change, the Funds will issue additional press release(s) updating shareholders regarding the Meeting. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote in advance of the Meeting by oneq1 of the methods described in the Funds’ proxy materials. The proxy statement is available online at https://www.calvert.com/vote.php. The proxy card included with the Funds’ previously distributed proxy materials will not be updated to reflect the change to a virtual meeting and may continue to be used to vote your shares in advance of the Meeting. Please contact Computershare at shareholdermeetings@computershare.com with any questions regarding accessing the Meeting and a Computershare representative will contact you to answer your questions.

By Order of the Boards,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

About Calvert Research and Management

Calvert Research and Management is a global leader in responsible investing. Calvert sponsors one of the largest and most diversified families of responsibly invested mutual funds, encompassing active and passively managed equity, income, alternative and multi-asset strategies, with approximately $30.5 billion in assets under management as of December 31, 2020. With roots in responsible investing dating back to the 1982 launch of the first mutual fund to oppose investing in companies doing business in apartheid-era South Africa, the firm seeks to generate favorable investment returns for clients by allocating capital consistent with environmental, social and governance best practices and through structured engagement with portfolio companies. Headquartered in Washington, D.C., Calvert manages assets on behalf of funds, individual and institutional separate account clients, and their advisors. Calvert Research and Management is a wholly owned subsidiary of Eaton Vance. For more information, visit calvert.com

About Eaton Vance Corp.

The Funds’ investment adviser is Calvert Research and Management, a subsidiary of Eaton Vance Corp. Eaton Vance Corp. (NYSE: EV) provides advanced investment strategies and wealth management solutions to forward-thinking investors around the world. Through principal investment affiliates Eaton Vance Management, Parametric, Atlanta Capital, Calvert and Hexavest, the Company offers a diversity of investment approaches, encompassing bottom-up and top-down fundamental active management, responsible investing, systematic investing and customized implementation of client-specified portfolio exposures. As of December 31, 2021, Eaton Vance had consolidated assets under management of $583.1 billion. For more information, visit eatonvance.com.

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